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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                  June 11, 2007
                Date of Report (Date of earliest event reported)


                            QUAKER FABRIC CORPORATION
             (Exact name of registrant as specified in its charter)



    Delaware                          1 7023                  04-1933106
    (State of incorporation)  (Commission File Number)     (I.R.S. Employer
                                                           Identification No.)

    941 Grinnell Street, Fall River, Massachusetts              02721
    (Address of principal executive offices)                    (Zip Code)


    Registrant's telephone number, including area code     (508) 678-1951




         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01 Entry into a Material Definitive Agreement

On June 11, 2007 Quaker Fabric Corporation of Fall River ("Quaker"), a wholly-owned subsidiary of Quaker Fabric Corporation (the "Company"), entered into a purchase and sale agreement with respect to the Company's 193,000 square foot Plant J facility located at 81 Ferry Street in Fall River, Massachusetts calling for the sale of this facility to Nordic Properties, Inc., a Massachusetts corporation ("Nordic") and Whelan Associates, LLC, a Massachusetts limited liability company ("Whelan," and together with Nordic, the "Buyer") for $3.3 million (the "P&S").

Selling this facility is consistent with Quaker's overall restructuring plan which, inter alia, calls for the sale of all Company-owned real property not needed to support the Company's operations. The P&S calls for a deposit of $150,000, which was paid upon execution of the P&S. A second deposit of $150,000 is payable at the end of the Inspection Period which, pursuant to the terms of the P&S, will expire on August 3, 2007. During the Inspection Period, the Buyer has the right to review title, permitting, environmental and other due diligence matters related to the property. In the event the Buyer determines, in his sole discretion and during the Inspection Period, that it is dissatisfied with such matters, the Buyer has the right to terminate the P&S prior to the end of the Inspection Period. September 5, 2007 is the agreed-upon Closing Date for this transaction.

The foregoing description of the P&S is qualified in its entirety by reference to the P&S filed as Exhibit 10.48 to this Form 8-K and incorporated by reference herein.





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Item 9.01 Financial Statements and Exhibits

(c)  Exhibits

10.48 Purchase and Sale Agreement dated June 4, 2007 by and between Quaker Fabric Corporation of Fall River ("Quaker"), Nordic Properties, Inc., a Massachusetts corporation ("Nordic"), and Whelan Associates, LLC, a Massachusetts limited liability company ("Whelan"), with Nordic and Whelan, as Buyer, and Quaker, as Seller

























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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           QUAKER FABRIC CORPORATION
                                                 (Registrant)



Date:  June 11, 2007               /s/   Paul J. Kelly
                                ------------------------------------------------
                                          Paul J. Kelly
                                          Vice President - Finance and Treasurer





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                                                                   EXHIBIT INDEX


10.48 Purchase and Sale Agreement dated June 4, 2007 by and between Quaker Fabric Corporation of Fall River ("Quaker"), Nordic Properties, Inc., a Massachusetts corporation ("Nordic"), and Whelan Associates, LLC, a Massachusetts limited liability company ("Whelan"), with Nordic and Whelan, as Buyer, and Quaker, as Seller











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